UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

PALOMAR MEDICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11177	04-3128178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Network Drive Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The disclosure set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01	Other Events.

On May 2, 2013, Palomar Medical Technologies, Inc. (“Palomar”) issued a press release announcing its financial results for the first quarter of 2013. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SAFE HARBOR STATEMENT

With the exception of the historical information contained in this Current Report on Form 8-K, the matters described herein contain forward-looking statements, including, but not limited to, statements relating to new markets, future royalty amounts due from third parties, development and introduction of new products, financial and operating projections, the anticipated closing of the proposed merger (the “merger”) between Palomar and Cynosure, Inc. (“Cynosure”), the merger consideration to be paid to holders of Palomar common stock pursuant to the merger, the anticipated benefits to Palomar stockholders of the merger and future growth opportunities of the combined company. These forward-looking statements are neither promises nor guarantees, but involve risk and uncertainties that may individually or mutually impact the matters herein, and cause actual results, events and performance to differ materially from such forward-looking statements. These risk factors include, but are not limited to, results of future operations, difficulties or delays in developing or introducing new products and keeping them on the market, the results of future research, lack of product demand and market acceptance for current and future products, adverse events, product changes, the effect of economic conditions, challenges in managing joint ventures and research with third parties, the impact of competitive products and pricing, governmental regulations with respect to medical devices, including whether FDA clearance will be obtained for future products and additional applications, the results of litigation, difficulties in collecting royalties, potential infringement of third-party intellectual property rights, factors affecting Palomar’s future income and resulting ability to utilize its NOLs, difficulties in combining the operations of Cynosure and Palomar, failure to receive approval from the stockholders of Palomar or Cynosure or to satisfy other conditions to the parties’ obligations to complete the merger, the effects of disruption from the merger making it more difficult to maintain relationships with employees, licensees, customers, suppliers or other business partners or governmental entities, the ability of Cynosure to successfully integrate Palomar’s operations and employees, the ability to realize anticipated synergies and cost savings, other business effects, including the effects of industry, economic or political conditions outside of the parties’ control, transaction costs, actual or contingent liabilities, the risk that competing offers for Palomar will be made and/or other factors, and/or other factors, which are detailed from time to time in Palomar’s SEC reports, including Palomar’s report on Form 10-K for the year ended December 31, 2012, as amended, and any subsequently filed quarterly report on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Palomar undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER WITH CYNOSURE AND WHERE TO FIND IT

In connection with the proposed merger, Cynosure has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that includes a joint proxy statement of Cynosure and Palomar that also constitutes a prospectus of Cynosure. Palomar and Cynosure also have filed and plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by Cynosure and Palomar with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Cynosure’s Investor Relations Department at (617) 542-5300 or CYNO@investorrelations.com, or by contacting Palomar’s Investor Relations Department at (781) 993-2411 or ir@palomarmedical.com.

Cynosure and Palomar and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cynosure’s directors and executive officers is available in the joint proxy statement/prospectus. As of March 15, 2013, Cynosure’s directors and executive officers beneficially owned approximately 16.9% of Cynosure’s common stock. Information about Palomar’s directors and executive officers is available in Amendment No. 1 to Palomar’s Annual Report, filed on Form 10-K/A on April 26, 2013 and in the joint proxy statement/prospectus. As of March 15, 2013, Palomar’s directors and executive officers beneficially owned approximately 13.1% of Palomar’s common stock. In addition, in connection with the execution of the definitive agreement relating to the merger, Joseph P. Caruso, Palomar’s President, Chief Executive Officer and Chairman of the Board of Directors, entered into (1) with Palomar, an amendment to his existing employment agreement with Palomar that will become effective at the closing of the merger and that provides for (among other things) payment by Palomar of 110% of his retention bonus (which is equal to the sum of (a) three times his annual compensation (including 2013 salary and last paid bonus), plus (b) a pro rata portion of his bonus payable with respect to 2013)), 75% of which will be paid within ten days after the closing of the merger and 35% of which will be paid one day prior to the first anniversary of the closing of the merger and (2) with Cynosure, a new employment agreement that will become effective at the closing of the merger and that provides for, among other things, Mr. Caruso to be appointed Cynosure’s President and Vice Chairman of the Board of Directors, a three-year term of employment with Cynosure, subject to two-year extensions (unless terminated by either party not less than 12 months prior to the end of the then-current term), an initial annual base salary of $465,000, a target performance bonus that is between the target performance bonus established for Cynosure’s Chief Executive Officer and Chief Financial Officer, a grant of Cynosure equity awards and certain benefits upon a termination of employment by Cynosure without “cause” (which may occur only after the first 12 months of the initial term), Mr. Caruso for “good reason” or either party within 18 months after a “change in control” of Cynosure (each as defined in the new employment agreement). Also in connection with the execution of the definitive agreement relating to the merger, Paul Weiner, Palomar’s Chief Financial Officer, entered into a letter agreement with Palomar that will become effective at the closing of the merger and that amends his existing employment agreement with Palomar to (i) provide that amounts payable to Mr. Weiner following the termination of his employment in connection with the merger will be paid within 10 days after the closing of the merger and (ii) narrow the scope of the restrictive covenants applicable to Mr. Weiner. Unvested restricted stock awards with a value of approximately $4.7 million that are held by Palomar’s directors and executive officers will vest in full upon completion of the merger. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Cynosure or Palomar using the sources indicated above.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

Date: May 2, 2013	By:	/s/ Joseph P. Caruso

	Name:	Joseph P. Caruso

	Title:	President, Chief Executive Officer, and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on May 2, 2013

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